Deposits	3 Months Ended
Jun. 30, 2025
Deposit Assets [Abstract]
Deposits [Text Block]

8. Deposits

The deposits relate to required amounts on account with electricity providers in Sweden and Paraguay, and deposits for equipment purchases, consisting of:

Description	June 30, 2025	March 31, 2025

ANDE*	$22,472	$6,524
Bodens Energi	290	274
Atnorth	329	310
Equipment deposits	106,533	78,647
Vattenfall AB	1,338	1,263
Brattys LLP	367	-
Deposits, gross	131,329	87,018

Equipment deposit provision, opening	(12,131)	(12,131)
Equipment deposit provision, reclassed	-	-
Equipment deposit provision	(12,131)	(12,131)
Deposits, net	$119,198	$74,887

The Company is exposed to counterparty risk through the advances made for certain mining equipment ("Deposits") it places with its suppliers in order to secure orders over a set delivery schedule.  The risk of a supplier failing to meet its contractual obligations may result in late deliveries and/or the value of the deposits is not realised from non delivery of equipment or delivery of equipment with reduced quality.  The Company attempts to mitigate this risk by procuring mining hardware from the established suppliers and with whom the Company has existing relationships and knowledge of their reputation in the market.

*During the year ended March 31, 2025, the Company entered a 100 MW power supply agreement with the National Administration of Electricity ("ANDE") in Paraguay. The Company paid $3.4 million security deposit for one month of estimated consumption of electric energy and power per terms of the agreement.  On March 17, 2025, the Company acquired Zunz SA (Note 3), which held a 200 MW power supply agreement with ANDE. Under this agreement, Zunz SA was required to provide $19 million in deposits, of which $3.3 million had been paid at the time of acquisition. The Company paid the remaining $15.9 million on April 2, 2025.

The Company has a commitment to pay for another two months of estimated consumption before sixty calendar days from the start of the supply or within 12 months following the signing of the 100 MW power supply agreement, whichever, occurs first. In addition, the Company will need to provide a letter of credit, valid until April 1, 2028, for an amount equivalent to two months of estimated consumption of electric energy and power within 12 months of signing the power supply agreement. These commitment amounts are included in Note 16(c) and are refundable to the Company after the agreement has concluded and the sums resulting from the final statement of account from ANDE are settled.

During the period ended June 30, 2025, the Company recorded an increase in the provision on the deposits of $nil (period ended June 30, 2024 - $nil) in the statements of (loss) income and comprehensive (loss) income. The expected credit losses are based on the counterparty risk of delivery, efficiency of machines expected use of the machines and the expected quantity and quality of the equipment to be received.